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                                                                  EXHIBIT 10.30a

                              FIRST AMENDMENT TO
                              ------------------
                  LIMITED LIABILITY COMPANY OPERATING AGREEMENT
                  ---------------------------------------------

     THIS FIRST AMENDMENT TO LIMITED LIABILITY COMPANY OPERATING AGREEMENT (this "Amendment") is made and entered into as of April 28, 2000 by and among IMAGE ENTERTAINMENT, INC., a California corporation ("Image") and MICHAEL LOPEZ, an individual ("Lopez"), with reference to the following facts:

     A. Image and Lopez are currently all of the members of, and Lopez is currently the manager of, Aviva International, LLC, a California limited liability company (the "Company"), and Image and Lopez have entered into the Limited Liability Company Operating Agreement of Aviva International, LLC dated as of June 21, 1999 (the "Operating Agreement"). Terms used without definition shall have the meanings ascribed to such terms in the Operating Agreement.

     B. Image and Lopez desire to amend the Operating Agreement in the manner set forth below.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Image and Lopez hereby agree that the first Fiscal Year of the Company ended on December 31, 1999. In addition, Section 1.21 of the Operating Agreement is hereby amended to read in its entirety as follows:

     "1.21 "Fiscal Year". "Fiscal Year" means the Company's fiscal year, which shall be the period commencing on January 1 of each year through and including December 31 of such year."

     2. Article 1 of the Operating Agreement is hereby amended by adding the following definitions:

     "1.59 "Tier 1 Distributions". "Tier 1 Distributions" shall have the meaning set forth in Section 7.1.1 hereof.

     "1.60 "Tier 2 Distributions". "Tier 2 Distributions" shall have the meaning set forth in Section 7.1.2 hereof.

     "1.61 "Undistributed Tier 1 Distributions". "Undistributed Tier 1 Distributions" means Seven Hundred Fifty Thousand Dollars ($750,000), minus the cumulative amounts previously distributed to the Members with the priority of
Section 7.1.1 hereof.

     "1.62 "Undistributed Tier 2 Distributions". "Undistributed Tier 2 Distributions" means Seven Hundred Fifty Thousand Dollars ($750,000), minus the cumulative amounts previously distributed to the Members with the priority of
Section 7.1.2 hereof."

     3. Section 4.2 of the Operating Agreement is hereby amended by replacing the date "March 31, 2000" appearing in the second and third lines with the date "December 31, 2000".

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     4.    Section 4.3 of the Operating Agreement is hereby amended (a) by replacing the date "April 1, 2000" appearing on the second and third lines with the date "January 1, 2001", (b) by replacing the date "March 31, 2002" appearing on the third line with the date "December 31, 2002", (c) by replacing the date "December 31, 1999" appearing on the fifth line with the date "September 30, 2000", and (d) by replacing the date "March 31, 2000" appearing on the twenty-sixth line with the date "December 31, 2000".

     5. Section 4.4 of the Operating Agreement is hereby amended by replacing the date "April 1, 2002" appearing on the ninth line with the date "January 1, 2003".

     6. Section 5.4.1 of the Operating Agreement is hereby amended by replacing the word "20%" appearing on the eleventh to the last line with the word "15%".

     7. Section 6.1 of the Operating Agreement is hereby amended to read in its entirety as follows:

     "6.1. Allocation of Profits and Losses. Except as otherwise provided in
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this Article 6, Profits and Losses of the Company in each Fiscal Year shall be allocated among the Members as follows:

           "6.1.1   Profits. Profits shall be allocated among the Members as
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           follows:

                    "6.1.1.1 first, to each of the Members in the ratio in which the Members' Capital Accounts are less than zero, until the Capital Accounts of all Members are equal to zero;

                    "6.1.1.2 second, sixth percent (60%) to Lopez and forty percent (40%) to Image, until the sum of the Capital Accounts of the Members is equal to the Undistributed Tier 1 Distributions;

                    "6.1.1.3 third, fifty-five percent (55%) to Lopez and forty-five percent (45%) to Image until the sum of the Capital Accounts of the Members is equal to the sum of the Undistributed Tier 1 Distributions and the Undistributed Tier 2 Distributions; and

                    "6.1.1.4 thereafter, fifty percent (50%) to Lopez and fifty percent (50%) to Image."

           "6.1.2   Allocation of Losses. Except as otherwise provided in this
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Article 6, Losses shall be allocated among the Members as follows:

                    "6.1.2.1 first, to the Members in the ratio which the excess of Lopez' Capital Account is over the sum of sixty percent (60%) of the Undistributed Tier 1 Distributions and fifty-five percent (55%) of the Undistributed Tier 2 Distributions bears to the excess of Image's Capital Account over the sum of forty percent (40%) of the Undistributed Tier 1 Distributions and fifty-five percent (55%) of the Undistributed Tier 2 Distributions, until such excesses are reduced to zero;

                    "6.1.2.2 second, to the Members in the ratio which the excess of Lopez' Capital Account over fifty-five percent (55%) of the Undistributed Tier 2 Distributions

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           bears to the excess of Image's Capital Account over forty-five percent (45%) of the Undistributed Tier 2 Distributions, until such excesses are reduced to zero;

                    "6.1.2.3 third, to the Members in proportion to the positive balances in the Members' respective Capital Accounts, until such balances are reduced to zero; and

                    "6.1.2.4 thereafter, to the Members in proportion to their respective Percentage Interests.

"Notwithstanding anything to the contrary contained herein, Losses allocated pursuant to this Section 6.1.2 shall not exceed the maximum amount of Losses that may be so allocated without causing any Member to have an Adjusted Capital Account Deficit at the end of any Fiscal Year. In the event some, but not all, of the Members would have Adjusted Capital Account Deficits as a consequence of an allocation of Losses pursuant to this Section 6.1.2, the limitation set forth herein shall be applied on a Member by Member basis so as to allocate the maximum permissible Loss to each Member under Section 1.704-1(b)(2)(ii)(d) of the Regulations."

     8. Section 7.1 of the Operating Agreement is hereby amended to read in its entirety as follows:

     "7.1  In General. Subject to applicable law and any limitations contained
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elsewhere in this Agreement, the Members may jointly elect from time to time to distribute Available Cash Flow to the Members, provided that after giving effect to such distribution the Company shall have retained sufficient Reserves to satisfy the Company's reasonably anticipated working capital and overhead obligations for at least the four (4) month period immediately following the date of such distribution. All distributions shall be in the following order of priority:

           "7.1.1   Until such time as the aggregate amount of Available Cash
Flow distributed to the Members since the formation of the Company exceeds the sum of Seven Hundred Fifty Thousand Dollars ($750,000.00), sixty percent (60%) to Lopez and forty percent (40%) to Image ("Tier 1 Distributions");

           "7.1.2   From and after such time as the aggregate amount of
Available Cash Flow distributed to the Members since the formation of the Company exceeds the sum of Seven Hundred Fifty Thousand Dollars ($750,000.00) until such time as the aggregate amount of Available Cash Flow distributed to the Members since the formation of the Company exceeds the sum of One Million Five Hundred Thousand Dollars ($1,500,000.00), fifty-five percent (55%) to Lopez and forty-five percent (45%) to Image ("Tier 2 Distributions"); and

           "7.1.3   Thereafter, fifty percent (50%) to Lopez and fifty percent
(50%) to Image.

"All such distributions shall be made only to the Persons who, according to the books and records of the Company, are the holders of the Economic Interests in respect of which such distributions are made on the actual date of distribution. Neither the Company nor any Member shall incur any liability for making distributions in accordance with this Section 7.1."

     9. Exhibit B attached to the Operating Agreement is hereby replaced in its entirety by Exhibit B attached hereto.

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     10.   Except as expressly modified or amended pursuant to this Agreement, the Operating Agreement remains in full force and effect without modification.

     11. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first above written.

                                             IMAGE ENTERTAINMENT, INC.


                                             By:  /s/ MARTIN W. GREENWALD
                                                -----------------------------

                                             Its: President of Member
                                                 ----------------------------



                                             /s/ MICHAEL LOPEZ
                                             --------------------------------
                                             MICHAEL LOPEZ

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